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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    -------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): July 19, 1999

                            SUMMIT TECHNOLOGY, INC.
               (Exact name of registrant as specified in charter)

        MASSACHUSETTS                  0-16937             04-2897945
 (State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
     of incorporation)                                   Identification No.)


21 Hickory Drive, Waltham, MA                                   02451
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (781) 890-1234

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                           This is page 1 of 3 pages.
                            Exhibit Index on page 2.
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ITEM 5. OTHER EVENTS.

This Form 8-K is being filed solely for the purpose of filing the Exhibits attached hereto.

     EXHIBIT NUMBER                             TITLE
     --------------                             -----
          3.1 Amendment to the Articles of Organization of Summit Technology, Inc. dated April 29, 1999.

         10.1 Letter from Summit to Mr. Randy Frey dated October 1, 1998 regarding terms of employment.

         10.2 Letter from Summit to Mr. Robert J. Palmisano dated April 15, 1997 regarding terms of employment.

         99.1 Consolidated Financial Statements of Autonomous Technologies Corporation as of December 31, 1998 and 1997, each of the three years in the period ended December 31, 1998 and the period from Inception (July 23, 1985) to December 31, 1998 (incorporated by reference from Autonomous Technologies Corporation's Annual Report on
                              Form 10-K for the year ended December 31, 1998).


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUMMIT TECHNOLOGY, INC.

                                        By: /s/ Robert J. Kelly
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                                           Robert J. Kelly
                                           Executive Vice President


Date: July 16, 1999